UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

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Nuvectra Corporation

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-37525	30-0513847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5830 Granite Parkway, Suite 1100,

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(214) 474-3103

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of Nuvectra Corporation (the “Company”) was held on May 23, 2018 (the “Annual Meeting”) at 10:00 a.m. Central Standard Time. At the Annual Meeting, the stockholders (i) elected three directors to serve until the 2021 Annual Meeting of Stockholders; and (ii) ratified Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2018.

The matters acted upon at the Annual Meeting and the voting tabulation for each matter are as follows:

Proposal No. 1: Election of Directors

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non- Votes
Mr. Anthony P. Bihl	5,791,159	1,773,399	N/A	4,622,296
Mr. Kenneth G. Hawari	5,703,484	1,861,074	N/A	4,622,296
Mr. Thomas E. Zelibor	5,730,858	1,833,700	N/A	4,622,296

Proposal No. 2: Ratification of Deloitte & Touche LLP as the Company’s Independent Auditor for the Fiscal Year Ending December 31, 2018

	Votes For	Votes Against	Abstentions	Broker Non- Votes

Ratification of Deloitte & Touche LLP as the Company’s Independent Auditor for the Fiscal Year Ending December 31, 2018	11,974,295	206,575	5,984	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 24, 2018	NUVECTRA CORPORATION

By: /s/ Walter Z. Berger
Name: Walter Z. Berger
Title: Chief Operating Officer and Chief Financial Officer